Exhibit 10.10

                     PROMISSORY NOTE AND SECURITY AGREEMENT

$69,865.00                                                        March 20, 2010

     THIS PROMISSORY NOTE AND SECURITY AGREEMENT ARE BEING EXECUTED THIS DATE FOR THE PURPOSE OF AMENDING AND REPLACING THAT CERTAIN PROMISSORY NOTE DATED JANUARY 15, 2010, MADE BY RANDALL LETCAVAGE IN FAVOR OF CIRALIGHT GLOBAL, INC. AS PAYEE.

FOR VALUE RECEIVED, the undersigned, Randall Letcavage, with principal offices at 2603 Main Street, Suite 1150, Irvine, CA 92614 ("Maker"), promises to pay to the order of Ciralight Global Inc. ("Payee"), 15303 Ventura Blvd., 9th Floor, Sherman Oaks, CA 91403 or at such other address as may be designated by the holder of this Promissory Note and Security Agreement ("Note"), the sum of $69,865.00 in lawful money of the United States (receipt of which is hereby acknowledged by Maker as having been previously received by Maker), together with simple interest accruing on the outstanding principal balance hereof at the annual rate of Eight percent (8.0%) from and after the date hereof. The outstanding principal balance hereof, plus all accrued and unpaid interest, shall be due and payable on November 1, 2010.

     Maker hereby acknowledges that the purpose of replacing that promissory note dated January 15, 2010 in the amount of $69,865.00 previously executed and delivered by Maker to Payee ("Old Note") is to allow Maker additional time to pay to Payee the $69,865.00 owed to Payee and that Payee's acceptance of this
Note in place of the Old Note constitutes valuable consideration to Maker. Maker further acknowledges and agrees that in consideration of Payee's agreement to accept this Note in place of the Old Note, Maker hereby grants unto Payee a security interest in and to 329,647 shares of Ciralight Global, Inc. common stock owned by Maker as collateral for the repayment of this Note.

     Maker shall have the privilege of prepaying the outstanding balance of this
Note in whole, at any time, or in part, from time to time, without premium or penalty. Any prepayment shall be applied first to accrued and unpaid interest and, thereafter, to the outstanding principal of this Note.

     Upon the occurrence of any of the following events ("Event of Default"), the holder hereof shall have the option to declare Maker to be in default under this Note and shall have the power to declare the unpaid principal balance hereof to be immediately due and payable:

          (a) Maker's failure to make any payment when due and payable hereunder and failure to cure such non-payment within thirty (30) days after the receipt by Maker of written notice thereof.

          (b) The  occurrence  of any of the  following  events with  respect to
Maker: (i) the making of an assignment for the benefit of creditors, or (ii) the commencement of proceedings in bankruptcy or any other proceedings for arrangement or reorganization of Maker's debts under any state or federal law, whether instituted by or against Maker (if proceedings are commenced against Maker, Maker shall have sixty (60) days to obtain dismissal of the proceedings).

          (c) If Payee subsequently determines that any act or omission by Maker that occurred while he was an officer and director of Payee has caused Payee to incur damages, including, but not limited to, legal fees, in which case the principal amount of this Note shall be automatically increased by the amount of such damages.

     Except as otherwise provided herein, Maker waives presentment, demand, notice of dishonor, notice of protest and all other demands or notices with respect to the delivery, acceptance, performance and enforcement of this Note.

     This Note shall be deemed executed and delivered in the State of California, and shall be governed by and construed in accordance with the internal laws of the State of California, without regard to the laws of conflicts.

     All notices which may be given under this Note shall be made in writing and either delivered in person or sent by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, addressed to the parties hereto at their respective addresses set forth above or to such other address as Maker or Payee may from time to time designate by notice hereunder. Maker or Payee may specify in writing a different address for such purposes by notice to the other. Notices shall be deemed to have been delivered upon the earlier of actual receipt or two business days after deposit in the United States mail or the second business day following the day notice is given by said overnight courier.

     If any provisions of this Note or its application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Note, where the application of such provisions or circumstances other than those as to which it is determined to be invalid or unenforceable shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

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
     IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first above written.

Maker:


/s/ R. Letcavage
-----------------------------------
Randall Letcavage

Accepted and Agreed to by:


Ciralight Global, Inc., as Payee


By: /s/ Jeffrey Brain
   --------------------------------
   Jeffrey Brain
   Chief Financial Officer


STATE OF CALIFORNIA      )
                         )   ss.
COUNTY OF ORANGE         )

     On March 20, 2010, before me, Jeff Gange, Notary Public, personally appeared RANDALL LETCAVAGE, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

     WITNESS my hand and official seal.


/s/ Jeff Gange
-----------------------------------
Signature of Notary Public                             [seal]


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
STATE OF CALIFORNIA      )
                         )   ss.
COUNTY OF ORANGE         )

     On March 23, 2010, before me, Richard Kestler, Notary Public, personally appeared JEFFREY BRAIN, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity as Chief Financial Officer of Ciralight Global, Inc., and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

     WITNESS my hand and official seal.


/s/ Richard Kestler
-----------------------------------
Signature of Notary Public                             [seal]



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